UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2025

DuPont de Nemours, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38196	81-1224539
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

974 Centre Road,	Building 730	Wilmington,	Delaware	19805
(Address of Principal Executive Offices)				(Zip Code)

(302) 295-5783
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 -Fair Disclosure
Item 7.01 Regulation FD Disclosure.

As previously disclosed, DuPont de Nemours, Inc. (“DuPont”) has announced that its Board of Directors has decided to pursue a separation of its electronics business, which includes its semiconductor technologies and interconnect solutions businesses into an independent public company, Qnity Electronics, Inc. (the “Intended Electronics Separation”).

On September 2, 2025, DuPont announced the commencement, in connection with the contemplated Intended Electronics Separation, of offers to exchange any and all of its outstanding (i) 4.725% Notes due 2028, (ii) 5.319% Notes due 2038 and (iii) 5.419% Notes due 2048 (the “Existing Notes”) for new notes to be issued by DuPont (the “New Notes”). Concurrently with the offers to exchange the Existing Notes for New Notes (collectively, the “Exchange Offers”); DuPont is also soliciting consents from eligible holders of each series of Existing Notes (collectively, the “Consent Solicitations”) to adopt certain proposed amendments to the indenture governing the Existing Notes to eliminate substantially all of the restrictive covenants and amend certain other provisions in such indenture with respect to each series of Existing Notes. DuPont filed a current report on Form 8-K on September 2, 2025, with additional information about the Exchange Offers and Consent Solicitations.

In connection with the Exchange Offers and Consent Solicitations described above, DuPont is providing prospective investors with certain recent developments information of DuPont (which DuPont is furnishing with this report as Exhibit 99.1) and certain pro forma financial information of DuPont (which DuPont is furnishing with this report as Exhibit 99.2). This information, which has not been previously reported, is excerpted from the confidential Offering Memorandum and Consent Solicitation Statement, dated September 2, 2025 that is being disseminated in connection with the Exchange Offers and Consent Solicitations.

The information contained in Item 7.01, including Exhibit 99.1 and Exhibit 99.2 of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and it will not be incorporated by reference into any registration statement or other document filed by the Registrant under the Securities Act or the Exchange Act except as expressly set forth by specific reference in such a filing.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
99.1	The “Intended Electronics Separation” discussion within the Summary and “Recent Developments” section of DuPont de Nemours, Inc.’s Offering Memorandum and Consent Solicitation Statement, dated September 2, 2025.
99.2	“Unaudited Pro Forma Combined Financial Statements” and “Notes to the Unaudited Pro Forma Combined Financial Statements” sections of DuPont de Nemours, Inc.’s Offering Memorandum and Consent Solicitation Statement, dated September 2, 2025.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT DE NEMOURS, INC.
Registrant

Date:	September 2, 2025	By:	/s/ Michael G. Goss
		Name:	Michael G. Goss
		Title:	Vice President and Controller